KEMPER
GROWTH FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MARCH 31, 1997

Seeking growth of capital through diversification of investment securities having potential for capital appreciation
                    " . . .    By staying with the current
                    strategy -- a more diversified portfolio constructed of larger growth company stocks -- the fund is positioned to better take advantage of the volatility I foresee in the market . . ."

                                          [KEMPER FUNDS LOGO]

KEMPER GROWTH FUND
TOTAL RETURNS

For the six-month period ended March 31, 1997
(unadjusted for any sales charge)

                                      LOGO

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.
 NET ASSET VALUE

                                  AS OF     AS OF
                                 3/31/97   9/30/96
--------------------------------------------------
KEMPER GROWTH FUND CLASS A       $12.11    $17.21
--------------------------------------------------
KEMPER GROWTH FUND CLASS B       $11.67    $16.82
--------------------------------------------------
KEMPER GROWTH FUND CLASS C       $11.72    $16.87
--------------------------------------------------

 KEMPER GROWTH FUND
 LIPPER RANKINGS*
Compared to all other funds in the Lipper Growth Funds category

                           CLASS A        CLASS B    CLASS C
-------------------------------------------------------------
1-YEAR                     #655 OF        #667 OF    #665 OF
                          738 FUNDS      738 FUNDS  738 FUNDS
-------------------------------------------------------------
5-YEAR                     #256 OF          N/A        N/A
                          271 FUNDS
-------------------------------------------------------------
10-YEAR                     #99 OF          N/A        N/A
                          172 FUNDS
-------------------------------------------------------------
15-YEAR                     #51 OF          N/A        N/A
                          113 FUNDS
-------------------------------------------------------------
20-YEAR                     #40 OF          N/A        N/A
                          103 FUNDS
-------------------------------------------------------------

 DIVIDEND REVIEW

During the period, Kemper Growth Fund made the following per share distributions:

                       CLASS A    CLASS B    CLASS C
----------------------------------------------------
SHORT-TERM
CAPITAL GAIN:           $1.38      $1.38      $1.38
----------------------------------------------------
LONG-TERM
CAPITAL GAIN:           $2.97      $2.97      $2.97
----------------------------------------------------

KEMPER FUNDS' STYLE

                             MORNINGSTAR EQUITY STYLE BOX
EQUITY STYLE BOX
                            To determine investment style, the sum of a fund's price-to-earnings ratio must be: for value less than 1.75; for blend between 1.75 and 2.25; and for growth greater than 2.25. Domestic funds are measured relative to the Standard & Poor's 500. International funds are measured relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index.

                            Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

                                                                   CONTENTS
                          TERMS TO KNOW                         AT A GLANCE

                                                                              3
                                                              Economic Overview
                                                                              5
                                                             Performance Update
                                                                              7
                                                               Industry Sectors
                                                                              8
                                                               Largest Holdings
                                                                              9
                                                                   Portfolio of
                                                                    Investments
                                                                             12
                                                           Financial Statements
                                                                             14
                                                                       Notes to
                                                           Financial Statements

                                                                             18
                                                           Financial Highlights

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur once that date is reached. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Nevertheless, we look for the Fed to raise rates in May. This action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. An economic slowdown would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that once monetary policy is also more certain, leadership may broaden to include small capitalization stocks.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.75 percent and no

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (4/30/97)    6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)*       6.69            6.53            6.51            7.06
PRIME RATE(2)*                  8.3             8.25            8.25            9
INFLATION RATE(3)*              2.79            2.99            2.83            3.05
THE U.S. DOLLAR(4)              9.32            3.46            8.51          -10.02
CAPITAL GOODS ORDERS(5)*        6.34            7.46            7.42            9.96
INDUSTRIAL PRODUCTION(5)*       5.62            3.27            2.57            3.73
EMPLOYMENT GROWTH(6)            2.23            2.2             2.07            2.79

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

 *  Data as of March 31, 1997.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

May 8, 1997

PERFORMANCE UPDATE

[REYNOLDS PHOTO]

STEVEN H. REYNOLDS, EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER FOR EQUITY INVESTMENTS OF ZURICH KEMPER INVESTMENTS, INC. (ZKI) IS CURRENTLY MANAGING KEMPER GROWTH FUND. REYNOLDS JOINED ZKI WITH NEARLY 30 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. HE HOLDS A B.A. IN ECONOMICS FROM JOHNS HOPKINS UNIVERSITY AND AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF VIRGINIA. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO ON MARKET AND OTHER CONDITIONS.

STEVE REYNOLDS BEGAN MANAGING KEMPER GROWTH FUND IN JANUARY AND HAS BEEN RESTRUCTURING THE FUND TO HOLD MORE LARGE COMPANY NAMES AND CREATE A MORE DIVERSIFIED PORTFOLIO. IN THE INTERVIEW BELOW HE DISCUSSES THE CHANGES HE HAS MADE AND HIS STRATEGY GOING FORWARD.

Q       KEMPER GROWTH FUND LAGGED THE STANDARD AND POOR'S 500 STOCK INDEX (S & P
500) FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 1997. WHAT ACCOUNTS FOR THIS SHORTFALL?

A       A portion of the fund was held in mid-capitalization stocks which, as a whole, lagged the market since June of last year. Two factors were involved in the decision to hold more mid-capitalization stocks: first, the valuations on many of the larger company stocks were high and the earnings could not have been purchased at reasonable prices; second, the economic and political environment indicated that the market could become more comfortable with these mid-cap issues. Mid-cap stocks usually perform well in periods of strong economic growth similar to the fourth quarter of 1996 and the first quarter of 1997, but the market was driven by liquidity concerns, making large company stocks rally while mid-cap issues did not participate. Our underweighting in pharmaceuticals also held us back. We were underweighted in pharmaceuticals because valuations were full in spite of good fundamentals. The fund held a defensive cash position during much of the fourth quarter rally. This position was in anticipation of a stronger economy, rising interest rates and the possibility of a market correction.

Q       SINCE YOU BEGAN MANAGING THE FUND IN JANUARY, WHAT CHANGES HAVE YOU
MADE TO THE PORTFOLIO?

A       Aside from actively managing the fund, I made two structural changes to the portfolio. First, I diversified the portfolio across more industries. By being in more industries we don't need to worry about missing out if one part of the market begins to take off and conversely, having our holdings spread out will help decrease the down-side risk if one sector of the market is getting hurt. Second, the majority of the mid-sized companies have been eliminated from the portfolio and the fund is focusing on large company growth issues. Mid-capitalization stocks have not significantly contributed to performance so we reallocated those assets to larger companies. The shift to larger more established companies helped during the market sell-off in March. Some of our larger technology stocks held up well and added positive relative performance. The fund's holdings in retail stocks also performed strongly.

PERFORMANCE UPDATE

Q       YOU MENTIONED THE STRUCTURAL CHANGES, BUT HOW HAS THE PORTFOLIO EVOLVED
OVER THE PAST SIX MONTHS FROM A DAY-TO-DAY MANAGEMENT STANDPOINT?

A       We have changed the mix of industries represented in the portfolio.
Based on strong sales and earnings projections, we have been overweighted in retail stocks for much of the past six months. Many of these issues were purchased earlier in 1996; they performed well and we began to take profits at the end of March.

        Recently, we have taken advantage of weakness in the market to find good buys in many of the technology and pharmaceutical stocks. Even with the drug sector being one of the market leaders for the past year, pharmaceuticals continue to have solid fundamentals. And, the market correction brought valuations to reasonable levels. We've also added to banks and other financial stocks because of the improving fundamentals and low price-earnings multiples. We have been able to buy good companies, with solid fundamentals, selling at attractive valuations.

Q       HOW WOULD YOU CHARACTERIZE THE MARKET OVER THE LAST SIX MONTHS?

A       During the fourth quarter of 1996 the market was very strong. The strength continued through the middle of the first quarter of 1997, and the market reached new highs. Stocks, for the most part, have been liquidity driven with strength concentrating in a relatively narrow segment, creating a two-tiered market. A small number of large, highly liquid stocks posted strong gains while the rest of the stocks remained relatively flat. At the end of March, we witnessed increased volatility and significant setbacks within certain areas of the market. The Federal Reserve Board (the Fed) increased interest rates which caused a decline in many financial stocks. Technology stocks, which had continued to soar during January and February, were sold-off quickly in March.

Q       WHAT OPPORTUNITIES DID THAT CREATE IN THE MARKET?

A       At the end of March, we increased the fund's weighting in technology stocks. Basically, technology stock valuations were extremely high early in the year and not many met our purchase criteria. The sell-off at the end of March created buying opportunities in quality companies that, a few weeks earlier, were not attractively priced. Software and networking stocks experienced the steepest declines; based on that we have begun to buy more stocks in those industries. Some of the technology names we purchased were Cisco Systems, PeopleSoft, Sun Microsystems and Hewlett-Packard. Financial stocks also presented some opportunity. The market perceives an interest rate change as a negative to a financial company, but much of their revenue is derived from fees which are not sensitive to interest rates and as a result profits are not hurt by moderately rising rates.

Q       THE MARKET HAS EXPERIENCED VOLATILITY THAT HASN'T BEEN SEEN FOR A
WHILE. IS THIS THE TYPE OF MARKET WE CAN EXPECT GOING FORWARD? HOW ARE YOU POSITIONING THE FUND?

A       I think the market will continue on an upward trend but there will be more volatility than we have become accustomed to in recent years. The market should act very similar to the end of March; we expect to see sharp corrections within different sectors but not a large decline in the entire market. This should allow us to buy companies with good growth prospects at reasonable prices. In this instance the volatility won't be a bad thing because as sectors strengthen we can rotate out and when they fall we can move back in and take advantage of the cheaper stock prices. By staying with the current strategy--a more diversified portfolio constructed of larger growth company stocks--the fund is positioned to better take advantage of the volatility I foresee in the market.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on March 31, 1997, and on September 30, 1996.

                            [COMPARISON BAR GRAPH]


                                 KEMPER GROWTH FUND          KEMPER GROWTH FUND
                                     ON 3/31/97                  ON 9/30/96
TECHNOLOGY                              27.0%                       20.5%

CONSUMER NON-DURABLES                   25.3%                       32.1%

HEALTH CARE                             15.0%                       14.7%

FINANCE                                 11.7%                       10.6%

CAPITAL GOODS                            7.5%                        5.4%

UTILITIES/TELECOMMUNICATION'S            5.9%                        4.8%

ENERGY                                   4.0%                        2.6%

BASIC INDUSTRIES                         1.8%                        3.0%

TRANSPORTATION                           1.3%                        2.5%

CONSUMER DURABLE'S                       0.5%                        3.8%


A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Growth Fund represented on March 31, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.

                        [RUSSELL COMPARISON BAR GRAPH]


                                 KEMPER GROWTH FUND    RUSSELL 1000 GROWTH INDEX
                                     ON 3/31/97               ON 3/31/97
TECHNOLOGY                              27.0%                       21.9%

CONSUMER NON-DURABLES                   25.3%                       34.4%

HEALTH CARE                             15.0%                       18.5%

FINANCE                                 11.7%                        4.8%

CAPITAL GOODS                            7.5%                       10.3%

UTILITIES/TELECOMMUNICATIONS             5.9%                        3.2%

ENERGY                                   4.0%                        2.5%

BASIC INDUSTRIES                         1.8%                        3.4%

TRANSPORTATION                           1.3%                        0.4%

CONSUMER DURABLES                        0.5%                        0.6%


* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 22.6% OF THE FUND'S TOTAL NET ASSETS ON MARCH 31, 1997

------------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                          PERCENT
------------------------------------------------------------------------------------------------------------

1           Intel                        Engaged in the design, development, manufacture and       3.5%
                                         sale of advanced microcomputer components, such as
                                         integrated circuits and other related products.

2           Philip Morris                The largest cigarette maker in the U.S. Through its       2.4%
                                         Miller Brewing subsidiary, it is also the country's
                                         second largest brewer. This company is also a major
                                         branded food producer through its Kraft and General
                                         Foods subsidiaries.

3           Cisco Systems                Engaged in development, manufacture, market and           2.3%
                                         support of high performance multi-protocol
                                         internetworking systems for computer integrated
                                         networks.

4           Amgen                        A global biotechnology company that discovers,            2.3%
                                         develops, manufactures and markets human therapeutics
                                         based on advanced cellular and molecular biology.

5           Cadence                      Develops, markets and supports computer aided design      2.3%
            Design Systems               software products and services that automate, enhance
                                         and accelerate the design and verification of
                                         integrated circuits and electronic systems.

6           Medtronic                    Developer, manufacturer and marketer of medical           2.1%
                                         devices designed to improve cardiovascular and
                                         neurological health.

7           VIacom international         Engaged in the business of television program feature     2.0%
                                         film distribution for television exhibition in
                                         domestic and international markets and television
                                         production and advertising service operations through
                                         its entertainment group.

8           Liberty                      Operates cable television systems, throughout the U.S.    2.0%
            Media Group                  and internationally. They also test and develop new
                                         services using optical fiber including multichannel
                                         pay-per-view, high-capacity telecomputing and
                                         micro-cellular telephone services.

9           FirsT USA                    Specializes in the credit card business. The company      1.9%
                                         is among the largest providers of the Visa and
                                         MasterCard services in the nation.

10          Lowes                        A retailer of home center products, consumer durables     1.8%
            Companies                    and contractor building supplies. It is one of
                                         America's largest retailers, serving the do it
                                         yourself home improvement, home decor and home
                                         construction market.

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1997
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                      NUMBER OF SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.7%                   Cementos Mexicanos, S.A. de C.V. "B," ADR           343,100   $    1,423
                                         Praxair, Inc.                                       400,000       17,950
                                         Randstad Holding NV                                   9,300          798
                                         Rentokil Group PLC                                  186,000        1,281
                                         Sony Corp.                                           14,100          985
                                         Toray Industries                                    188,000        1,092
                                      (a)Tubos De Acero de Mexico, S.A., ADR                 123,500        2,115
                                      (a)UCAR International                                  371,500       14,721
                                         --------------------------------------------------------------------------
                                                                                                           40,365
-------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--7.2%                      Boeing Co.                                          254,800       25,130
                                         Emerson Electric Co.                                550,000       24,750
                                         General Electric Co.                                265,000       26,301
                                         B.F. Goodrich Co.                                   761,200       27,879
                                         Honda Motor Co., Ltd.                                49,000        1,460
                                         Technip S.A.                                         11,462        1,230
                                      (a)U.S. Filter Corp.                                   691,000       21,335
                                         Westinghouse Electric Corp.                       1,329,800       23,604
                                         York International Corp.                            550,000       23,031
                                         --------------------------------------------------------------------------
                                                                                                          174,720
-------------------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS
AND SOFTWARE--12.4%                   (a)Cadence Design Syste                              1,607,100       55,244
                                      (a)Ceridian Corporation                              1,000,000       35,875
                                      (a)Compaq Computer Corp.                               215,000       16,474
                                      (a)Gartner Group, "A"                                1,200,000       25,950
                                         HBO & Company                                       200,000        9,500
                                         Hewlett-Packard Co.                                 460,000       24,495
                                      (a)Microsoft Corp.                                     110,800       10,159
                                         Murata Manufacturing                                 32,500        1,165
                                      (a)Parametric Technology Corp.                         747,400       33,726
                                      (a)PeopleSoft Inc.                                     520,200       20,808
                                      (a)Silicon Graphics                                    850,000       16,575
                                      (a)Sterling Commerce                                   844,600       24,493
                                      (a)Sun Microsystems                                    880,000       25,410
                                      --------------------------------------------   --------------------------------
                                                                                                          299,874
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--19.3%             (a)AutoZone Inc.                                     1,410,000       31,725
                                      (a)Boston Market                                     1,000,000       30,500
                                         Carnival Corp., "A"                                 770,400       28,505
                                      (a)Consolidated Stores Corp.                           529,500       18,665
                                         Walt Disney Company                                  35,000        2,555
                                      (a)Federated Department Stores                         687,900       22,615
                                      (a)Tommy Hilfiger Corporation                          700,000       36,575
                                         Home Depot                                          698,600       37,375
                                      (a)Just For Feet, Inc.                                 641,000       11,057
                                      (a)Liberty Media Group, "A"                          2,467,500       49,196
                                      (a)Lone Star Steakhouse & Saloon                     1,155,300       26,427
                                         Lowes Companies, Inc.                             1,160,000       43,355
                                         Newell Co.                                          777,700       26,053
                                         Sears, Roebuck & Co.                                500,000       25,125
                                      (a)Viacom International, "B"                         1,505,000       49,853
                                         Wal-Mart Stores                                   1,000,000       27,875
                                         ----------------------------------------------------------------------------
                                                                                                          467,456

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--.5%                   Magna International Inc., "A"                       220,000   $   10,917
                                         Matsushita Electric Industrial Co., Ltd.             84,000        1,309
                                         ----------------------------------------------------------------------------
                                                                                                           12,226
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--5.0%                   Gillette Co.                                         83,000        6,028
                                      (a)Kroger Co.                                          333,200       16,910
                                         PepsiCo                                           1,180,000       38,498
                                         Philip Morris Companies                             510,000       58,204
                                         Reed International PLC                               77,461        1,425
                                         ----------------------------------------------------------------------------
                                                                                                          121,065
---------------------------------------------------------------------------------------------------------------------
ENERGY--3.8%                             Amerada Hess Corp.                                  460,000       24,380
                                         Baker Hughes, Inc.                                  400,000       15,350
                                         British Petroleum                                   105,188        1,220
                                         Enron Corp.                                          73,400        2,789
                                         Halliburton Co.                                     375,000       25,406
                                         Tosco Corporation                                   845,000       24,083
                                         ----------------------------------------------------------------------------
                                                                                                           93,228
---------------------------------------------------------------------------------------------------------------------
FINANCE--11.3%                           Allstate Corp.                                      200,000       11,875
                                         American Express Company                            400,000       23,950
                                         American General Corp.                              700,000       28,525
                                         Bank of Ireland                                     185,478        1,862
                                         CITIC Pacific Ltd.                                  223,000        1,105
                                         Chase Manhattan Corp.                               295,000       27,619
                                         Cheung Kong Holdings Ltd.                           127,000        1,119
                                         Development Bank of Singapore                        86,000        1,000
                                         Federal National Mortgage Association               690,000       24,926
                                         First USA                                         1,065,000       45,129
                                         Great Western Financial Corp.                       700,700       28,291
                                         ING Barings Ltd.                                     48,366        1,905
                                         ITT Hartford Group                                  370,800       26,744
                                         KeyCorp                                             500,000       24,375
                                         MGIC Investment Corp.                               327,700       23,185
                                         Swire Pacific Limited, "A"                          110,000          866
                                         ----------------------------------------------------------------------------
                                                                                                          272,476
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--14.4%                    (a)Amgen Inc.                                        1,000,000       55,875
                                      (a)Biogen                                              700,000       26,163
                                      (a)Boston Scientific Corp.                             400,000       24,700
                                      (a)British Bio-Technology Group                        294,000        1,207
                                         Cardinal Health                                     379,600       20,641
                                      (a)Centocor, Inc.                                      153,000        4,667
                                      (a)Fresenius Medical Care, AG                           16,660        1,343
                                         Guidant Corporation                                 146,700        9,022
                                         Johnson & Johnson                                   475,000       25,116
                                         Eli Lilly & Co.                                     160,000       13,160
                                         Medtronic, Inc.                                     805,000       50,111
                                         Merck & Co.                                         330,000       27,803
                                         Omnicare Inc.                                     1,000,600       23,514
                                      (a)Oxford Health Plans, Inc.                           255,000       14,949
                                         Perkin-Elmer Corp.                                  375,000       24,141
                                         Roche Holding AG                                        165        1,425
                                      (a)Total Renal Care Holdings                           100,000        3,038
                                         United Healthcare Corp.                             448,500       21,360
                                         ----------------------------------------------------------------------------
                                                                                                          348,235

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS AND
NETWORKING--13.5%                     (a)Analog Devices                                    1,176,666   $   26,475
                                      (a)Applied Materials, Inc.                             555,800       25,775
                                      (a)Cabletron Systems                                   375,300       10,978
                                      (a)Cisco Systems                                     1,167,400       56,181
                                        Intel Corp.                                          608,600       84,671
                                      (a)Microchip Technology                                977,600       29,328
                                      (a)National Semiconductor Corp .                       911,000       25,053
                                      (a)Teradyne                                            478,900       13,828
                                         Texas Instruments                                   360,000       26,955
                                      (a)3Com Corporation                                    822,900       26,950
                                         ----------------------------------------------------------------------------
                                                                                                          326,194
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--4.6%              (a)Ascend Communications, Inc.                         660,000       26,895
                                         L.M. Ericsson Telephone Co., "B"                     40,559        1,432
                                      (a)Glenayre Technologies, Inc.                         575,000        5,678
                                         Lucent Technologies Inc.                            200,000       10,550
                                         Nokia Corporation, ADR                              530,000       30,873
                                      (a)Tellabs, Inc.                                     1,015,000       36,667
                                         ----------------------------------------------------------------------------
                                                                                                          112,095
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.3%                     Burlington Northern Sante Fe Corporation            385,000       28,490
                                         Canadian National Railway Company                    70,305        2,487
                                         ----------------------------------------------------------------------------
                                                                                                           30,977
---------------------------------------------------------------------------------------------------------------------
UTILITIES--1.0%                          Iberdrola, S.A.                                     111,000        1,221
                                      (a)Paging Network, Inc.                           2,368,000       19,240
                                         Telefonica del Peru S.A., ADS                       150,000        3,338
                                         ----------------------------------------------------------------------------
                                                                                                           23,799
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--96.0%
                                         (Cost: $2,370,140)                                             2,322,710
                                         ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.38% to 5.58%
INSTRUMENTS--2.0%                        Due--April 1997
                                         (Cost: $46,811)                                     $46,915       46,807
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--98.0%
                                         (Cost: $2,416,951)                                             2,369,517
                                         ----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--2.0%                     49,233
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                              $2,418,750
                                         ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $2,416,951,000 for federal income tax purposes at March 31, 1997, the gross unrealized appreciation was $132,989,000, the gross unrealized depreciation was $180,423,000 and the net unrealized depreciation on investments was $47,434,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,416,951)                                              $2,369,517
--------------------------------------------------------------------------
Cash                                                                 9,901
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 104,040
--------------------------------------------------------------------------
  Fund shares sold                                                     336
--------------------------------------------------------------------------
  Dividends                                                          2,484
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,486,278
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             62,910
--------------------------------------------------------------------------
  Fund shares redeemed                                               1,221
--------------------------------------------------------------------------
  Management fee                                                     1,179
--------------------------------------------------------------------------
  Distribution services fee                                            529
--------------------------------------------------------------------------
  Administrative services fee                                          470
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,107
--------------------------------------------------------------------------
  Trustees' fees                                                       112
--------------------------------------------------------------------------
    Total liabilities                                               67,528
--------------------------------------------------------------------------
NET ASSETS                                                      $2,418,750
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,378,414
--------------------------------------------------------------------------
Undistributed net realized gain on investments                      59,838
--------------------------------------------------------------------------
Net unrealized depreciation on investments                         (47,336)
--------------------------------------------------------------------------
Undistributed net investment income                                 27,834
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,418,750
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,609,981 / 132,979 shares outstanding)                         $12.11
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of net asset value or
  5.75% of offering price)                                          $12.85
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($769,841 / 65,972 shares outstanding)                            $11.67
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($13,062 / 1,115 shares outstanding)                              $11.72
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($25,866 / 2,125 shares outstanding)                              $12.17
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1997
(IN THOUSANDS)


---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
  Interest                                                                                $   8,874
---------------------------------------------------------------------------------------------------
  Dividends                                                                                   6,978
---------------------------------------------------------------------------------------------------
    Total investment income                                                                  15,852
---------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                              7,275
---------------------------------------------------------------------------------------------------
  Distribution services fee                                                                   3,285
---------------------------------------------------------------------------------------------------
  Administrative services fee                                                                 3,011
---------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                      5,037
---------------------------------------------------------------------------------------------------
  Professional fees                                                                              47
---------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                       357
---------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                       58
---------------------------------------------------------------------------------------------------
    Total expenses                                                                           19,070
---------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                         (3,218)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                                137,854
--------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                                    (295,049)
---------------------------------------------------------------------------------------------------
Net loss on investments                                                                   (157,195)
---------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $(160,413)
---------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED                YEAR ENDED
                                                                MARCH 31,             SEPTEMBER 30,
                                                                   1997                   1996
---------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $   (3,218)                 8,893
---------------------------------------------------------------------------------------------------
  Net realized gain                                                137,854                748,123
---------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                           (295,049)              (299,539)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (160,413)               457,477
---------------------------------------------------------------------------------------------------
Net equalization credits                                             5,735                  5,974
---------------------------------------------------------------------------------------------------
  Distribution from net investment income                               --                (10,741)
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (690,293)              (258,903)
---------------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (690,293)              (269,644)
---------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       525,418                 41,195
---------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (319,553)               235,002
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------

Beginning of period                                              2,738,303              2,503,301
---------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $27,834 and $25,317, respectively)                    $2,418,750              2,738,303
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent

NOTES TO FINANCIAL STATEMENTS

                             deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended March 31, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $7,275,000 for the six months ended March 31, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                   COMMISSIONS
                                                                                                 ALLOWED BY ZKDI
                                                                          COMMISSIONS      ----------------------------
                                                                        RETAINED BY ZKDI   TO ALL FIRMS   TO AFFILIATES
                                                                        ----------------   ------------   -------------
                                         Six months ended
                                         March 31, 1997                     $165,000         821,000          6,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B

NOTES TO FINANCIAL STATEMENTS

                             and Class C shares, and the CDSC received in connection with the redemption of such shares are as follows:

                                                                             DISTRIBUTION FEES      COMMISSIONS AND
                                                                                  AND CDSC        DISTRIBUTION FEES PAID
                                                                              RECEIVED BY ZKDI       BY ZKDI TO FIRMS
                                                                              -----------------   ----------------------
                                         Six months ended
                                         March 31, 1997                           $3,859,000             1,830,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                   ASF PAID BY ZKDI
                                                                           ASF PAID BY THE   -----------------------------
                                                                            FUND TO ZKDI     TO ALL FIRMS    TO AFFILIATES
                                                                           ---------------   -------------   -------------
                                         Six months ended
                                         March 31, 1997                      $3,011,000        2,987,000        21,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $3,878,000 for the six months ended March 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended March 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $21,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $3,082,16

                             Proceeds from sales                       2,904,46

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                                  MARCH 31, 1997                  SEPTEMBER 30, 1996
                                                              -----------------------           -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                 7,176       $  92,288            13,560       $ 210,554
                                       ---------------------------------------------------------------------------------
                                        Class B                 5,437          82,530            12,475         197,160
                                       ---------------------------------------------------------------------------------
                                        Class C                   305           4,391               435           6,880
                                       ---------------------------------------------------------------------------------
                                        Class I                   383           5,322               758          11,932
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                33,257         432,365            11,446         167,815
                                       ---------------------------------------------------------------------------------
                                        Class B                17,437         219,213             5,507          79,478
                                       ---------------------------------------------------------------------------------
                                        Class C                   258           3,257                43             618
                                       ---------------------------------------------------------------------------------
                                        Class I                   634           8,270               233           3,413
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (14,301)       (200,090)          (25,770)       (400,961)
                                       ---------------------------------------------------------------------------------
                                        Class B                (7,534)       (106,851)          (13,792)       (218,715)
                                       ---------------------------------------------------------------------------------
                                        Class C                  (122)         (1,689)             (129)         (2,048)
                                       ---------------------------------------------------------------------------------
                                        Class I                  (957)        (13,588)             (936)        (14,931)
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 1,287          18,202             1,448          21,712
                                       ---------------------------------------------------------------------------------
                                        Class B                (1,329)        (18,202)           (1,471)        (21,712)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ 525,418                         $  41,195
                                       ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect itself against a decline
                             in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The
                             Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At March 31, 1997, the Fund had the following forward foreign currency contracts outstanding with settlement dates in April, 1997:

                                      FOREIGN CURRENCY          CONTRACT AMOUNT
                                     TO BE DELIVERED           IN U.S. DOLLARS   UNREALIZED GAIN
                             -------------------------------------------------------------------
                               1,280,000  French Francs          $  228,000          $ 3,000
                             -------------------------------------------------------------------
                                 518,000  German Marks              311,000            5,000
                             -------------------------------------------------------------------
                             338,000,000  Japanese Yen            2,737,000           85,000
                             -------------------------------------------------------------------
                                 489,000  Swiss Francs              340,000            5,000
                             -------------------------------------------------------------------
                                          NET UNREALIZED GAIN                        $98,000
                             -------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------
                                                              CLASS A
                                           ----------------------------------------------
                                             SIX MONTHS
                                               ENDED          YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 1997   1996    1995    1994    1993
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period           $17.21       16.07   12.93   15.33   13.09
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            --         .12     .05     .01     .01
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        (.75)       2.74    3.27   (1.41)   2.29
-----------------------------------------------------------------------------------------
Total from investment operations                 (.75)       2.86    3.32   (1.40)   2.30
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income          --         .04      --      --     .03
-----------------------------------------------------------------------------------------
  Distribution from net realized gain            4.35        1.68     .18    1.00     .03
-----------------------------------------------------------------------------------------
Total dividends                                  4.35        1.72     .18    1.00     .06
-----------------------------------------------------------------------------------------
Net asset value, end of period                 $12.11       17.21   16.07   12.93   15.33
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   (6.09)%     19.62   26.07   (9.39)  17.60
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                         1.08%       1.07    1.17    1.09    1.00
-----------------------------------------------------------------------------------------
Net investment income                             .09%        .65     .43     .24     .06
-----------------------------------------------------------------------------------------

                                           ----------------------------------------------
                                                               CLASS B
                                           ----------------------------------------------
                                              SIX MONTHS       YEAR ENDED     MAY 31 TO
                                                ENDED         SEPTEMBER 30,   SEPT. 30,
                                            MARCH 31, 1997    1996    1995      1994
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period            $16.82        15.85   12.88     13.10
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                             (.07)        (.09)   (.08)     (.03)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.73)        2.74    3.23      (.19)
-----------------------------------------------------------------------------------------
Total from investment operations                  (.80)        2.65    3.15      (.22)
-----------------------------------------------------------------------------------------
Less distribution from net realized gain          4.35         1.68     .18        --
-----------------------------------------------------------------------------------------
Net asset value, end of period                  $11.67        16.82   15.85     12.88
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    (6.61)%      18.47   24.83     (1.68)
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                          2.12%        2.05    2.17      2.11
-----------------------------------------------------------------------------------------
Net investment loss                               (.95)%       (.33)   (.57)     (.76)
-----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                     -----------------------------------------      -----------------------------------
                                                       CLASS C                                    CLASS I
                                     -----------------------------------------      -----------------------------------
                                        SIX MONTHS                                  SIX MONTHS
                                          ENDED       YEAR ENDED     MAY 31 TO        ENDED      YEAR ENDED   JULY 3 TO
                                        MARCH 31,    SEPTEMBER 30,   SEPT. 30,      MARCH 31,    SEPT. 30,    SEPT. 30,
                                           1997      1996    1995      1994            1997         1996        1995
------------------------------------------------------------------------------     ------------------------------------
------------------------------------------------------------------------------     ------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------     ------------------------------------
Net asset value, beginning of period      $16.87     15.87   12.88     13.09          17.26         16.09         14.80
------------------------------------------------------------------------------      -----------------------------------
Income from investment operations:
  Net investment income (loss)              (.04)     (.06)   (.07)     (.02)           .04           .19           .03
------------------------------------------------------------------------------      -----------------------------------
  Net realized and unrealized gain
  (loss)                                    (.76)     2.74    3.24      (.19)          (.78)         2.74          1.26
------------------------------------------------------------------------------      -----------------------------------
Total from investment operations            (.80)     2.68    3.17      (.21)          (.74)         2.93          1.29
------------------------------------------------------------------------------      -----------------------------------
Less dividends:
  Distribution from net investment
  income                                      --        --      --        --             --           .08            --
------------------------------------------------------------------------------      -----------------------------------
  Distribution from net realized gain       4.35      1.68     .18        --           4.35          1.68            --
------------------------------------------------------------------------------      -----------------------------------
Total dividends                             4.35      1.68     .18        --           4.35          1.76            --
------------------------------------------------------------------------------      -----------------------------------
Net asset value, end of period            $11.72     16.87   15.87      12.8          12.17         17.26         16.09
------------------------------------------------------------------------------        ---------------------------------
TOTAL RETURN (NOT ANNUALIZED)              (6.56)%   18.65   24.99     (1.60)         (5.99)        20.19          8.72
-----------------------------------------------------------------------------     -------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------      -----------------------------------
Expenses                                    2.01%     1.95    2.03      2.09            .76           .64           .59
------------------------------------------------------------------------------      -----------------------------------
Net investment income (loss)               (.84)%     (.23)   (.43)     (.67)           .41           1.08        - .92
------------------------------------------------------------------------------      -----------------------------------

-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED
                                               MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                                  1997            1996            1995           1994         1993
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)      $2,418,75        2,738,303        2,503,301     2,255,977     1,826,961
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                  235%             150               67           115           139
-----------------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended March 31, 1997 and the year ended September 30, 1996 were $.0556 and $.0560, respectively.
-----------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES & OFFICERS

TRUSTEES                                OFFICERS

STEPHEN B. TIMBERS                      CHARLES R. MANZONI, JR.
President and Trustee                   Vice President

DAVID W. BELIN                          JOHN E. NEAL
Trustee                                 Vice President

LEWIS A. BURNHAM                        STEVEN H. REYNOLDS
Trustee                                 Vice President

DONALD L. DUNAWAY                       PHILIP J. COLLORA
Trustee                                 Vice President
                                        and Secretary

ROBERT B. HOFFMAN                       JEROME L. DUFFY
Trustee                                 Treasurer

DONALD R. JONES                         ELIZABETH C. WERTH
Trustee                                 Assistant Secretary

DOMINIQUE P. MORAX
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


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                             Chicago, IL 60601

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                             Kansas City, MO 64105

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INVESTMENT MANAGER           ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER        ZURICH KEMPER DISTRIBUTORS, INC.
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                             www.kemper.com

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